                           SECURITIES AND EXCHANGE COMMISSION
                                 WASHINGTON, D.C.  20549

                                        _________

                                        FORM 8-K

                                     CURRENT REPORT


                           Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                   September 11, 1996
                             Date of Earliest Event Reported


                         CHEVY CHASE MASTER CREDIT CARD TRUST II

                   (Exact Name of Registrant as Specified in Charter)

         Maryland                     33-99334             52-0897004

(State or Other Jurisdiction        (Commission           (IRS Employer
     of Incorporation)              File Number)        Identification No.)




           c/o Chevy Chase Bank, F.S.B., as Servicer
           8401 Connecticut Avenue
           Chevy Chase, Maryland                                      20815

           (Address of Principal Executive Offices)                 (Zip Code)


            Servicer's telephone number, including area code:  (301) 986-7000



                           Exhibit Index is located on page 4.
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ITEM 5.   OTHER EVENTS.

      The legality opinion of Shaw, Pittman, Potts and Trowbridge relating to the Chevy Chase Master Credit Card Trust and the Chevy Chase Master Credit Card Trust II was amended as of September 11, 1996. The opinion of Orrick, Herrington & Sutcliffe LLP relating to tax matters for the Chevy Chase Master Credit Card Trust and the Chevy Chase Master Credit Card Trust II was amended as of September 11, 1996.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  Exhibits

Exhibit No.                                      Exhibit
- -----------                                      -------
Exhibit 5.1 Opinion of Shaw, Pittman, Potts & Trowbridge, counsel to the Transferors, with respect to legality

Exhibit 8.1 Opinion of Orrick, Herrington & Sutcliffe LLP with respect to tax matters


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                                       SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CHEVY CHASE MASTER CREDIT
                                        CARD TRUST II


                                        By:  CHEVY CHASE BANK, F.S.B.,
                                                   as Servicer



Date:  September 11, 1996               By:  /s/ Mark A. Holles
                                            ------------------------
                                               Mark A. Holles
                                               Vice President


                                            3
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                                    INDEX TO EXHIBITS

Exhibit                                                            Sequentially
Number                                Exhibit                     Numbered Page
- ------                                -------                     -------------

Exhibit 5.1 Opinion of Shaw, Pittman, Potts & Trowbridge, counsel to the Transferors, with respect to legality

Exhibit 8.1 Opinion of Orrick, Herrington & Sutcliffe LLP with respect to tax matters



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